July 1, 2009

ADVANTAGE FUNDS, INC. - DREYFUS SELECT MIDCAP GROWTH FUND

Supplement to Prospectus dated January 1, 2009

     The Board of Directors of Advantage Funds, Inc. has approved the liquidation of Dreyfus Select Midcap Growth Fund (the “Fund”), effective on or about August 26, 2009 (the “Liquidation Date”).

     Accordingly, effective on or about July 31, 2009, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before July 31, 2009.

     In addition, effective on or about July 14, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

     Fund shares held on the Liquidation Date in Dreyfus- sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus- sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

0600S0709